Vessels, textual 2 (Details) (USD $)	9 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Change In Accounting Estimate [Line Items]
Depreciation	$ (45,730,000)
[SalvageValueMember]
Change In Accounting Estimate [Line Items]
Change In Accounting Estimate Description	Effective January 1, 2013, the Company changed its estimated scrap value of all of its vessels from $150 per lightweight ton to $250 per lightweight ton. This change was made because the historical scrap rates over the past ten years have increased and as such the $150 value was not considered representative.
Change In Accounting Estimate Financial Effect	This increase in salvage values has reduced depreciation and net loss by approximately $2,160 and loss per share by approximately $0.03.
Earnings Per Share Basic	$ 0.03
Property Plant And Equipment Salvage Value Per Ton	250	150
Depreciation	$ 2,160,000